UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                                 Date of report
                                 March 21, 2003
                        (date of earliest event reported)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                              Make Your Move, Inc.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Nevada                       0-31987                        33-0925319
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(State or other jurisdiction  (Commission File Number)  (IRS Employer ID Number)
of incorporation or organization)


   321 Broadway Blvd., Reno, Nevada                                   89502
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(Address of principal executive offices)                           (zip code)

                                 (775) 322-5567
                               ------------------
                         (Registrant's telephone number)


ITEM 1. CAHNGES IN COMPANY MANAGEMENT

     On March 20, 2003 the Registrant announced the resignation of Larry Hinderks as the company's CEO and Chairman due to personal reasons. Larry Hinderks has agreed to remain as an advisor to the company to assist the company in developing its technology. On March 20, 2003 the company's board members elected Henry Rolling, the company's founder, as the company's new President and Chairman until a suitable replacement for both the President and Chairman positions could be found.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto authorized.


Dated:  March 21, 2003                              Make Your Move, Inc.


                                               By /s/ Henry Rolling
                                               ---------------------------------
                                                      Henry Rolling, President